SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report October 18, 1997

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




       DELAWARE                   1-11234                      76-0380342
   (State or other           (Employer I.R.S.           (Commission File Number)
   jurisdiction of            Identification)
    incorporation)



              1301 McKinney Street, Ste. 3450, Houston, Texas 77010
               (Address of principal executive offices)(zip code)
        Registrant's telephone number, including area code: 713-844-9500


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Item 5.  Other Events

See the Kinder Morgan Energy Partners, L.P. Press Release dated October 20, 1997, filed herein as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

Exhibit 10.1 Purchase Agreement dated October 18, 1997 between Kinder Morgan Energy Partners, L.P., Kinder Morgan G.P., Inc., Santa Fe Pacific Pipeline Partners, L.P., Santa Fe Pacific Pipelines, Inc. and SFP Pipeline Holdings, Inc.

Exhibit 99.1 Kinder Morgan Energy Partners, L.P. Press Release dated October 20, 1997.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           KINDER MORGAN ENERGY PARTNERS, L.P.

                           By:  Kinder Morgan G.P., Inc.,
                                Its general partner


                                By: /s/ William V. Morgan
                                Name: William V. Morgan
                                Title: Director and Vice Chairman

Date:  October 21, 1997


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